SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): MARCH 31, 1998

                                 WHX Corporation
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(Exact name of registrant as specified in its charter)


     DELAWARE                     1-2394            13-3768097
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 355-5200

                                       N/A
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(Former name or former address, if changed since last report.)


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         Item 5.           OTHER EVENTS.

                  On March 31, 1998, WHX Corporation issued a press release, which is set forth as Exhibit 99.1 to this Current Report, relating to the sale of 10 1/2% Senior Notes due 2005 in a Rule 144A Private Placement to qualified institutional buyers.



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

         EXHIBIT NO.                        EXHIBITS
         -----------                        --------

           99.1                     Press Release of WHX Corporation dated March
                                    31, 1998.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WHX Corporation


Dated: March 31, 1998                         By: /s/ Stewart E. Tabin
                                                  --------------------------
                                                  Name:   Stewart E. Tabin
                                                  Title:  Assistant Treasurer


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